UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                     Form 8-K
                                   Current Report

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) - July 30, 2003

                                     TXU CORP.
           (Exact name of registrant as specified in its charter)

        TEXAS                        1-12833                    75-2669310
    (State or other               (Commission File          (I.R.S. Employer
     jurisdiction of                  Number)              Identification No.)
     incorporation)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
                (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including Area Code - (214) 812-4600

                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)

      TEXAS                          1-11668                     75-1837335
    (State or other                (Commission File         (I.R.S. Employer
    jurisdiction of                    Number)            Identification No.)
    incorporation)

               Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
                   (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including Area Code - (214) 812-4600

                         Oncor Electric Delivery Company
             (Exact name of registrant as specified in its charter
     TEXAS                         333-100240                     75-2967830
(State or other                   (Commission File            (I.R.S. Employer
 jurisdiction of                       Number)              Identification No.)
 incorporation)

                   500 N. Akard Street, Dallas, Texas 75201
           (Address of principal executive offices, including zip code) Registrant's telephone number, including Area Code - 214-486-2000

                                 TXU GAS COMPANY
             (Exact name of registrant as specified in its charter)

   TEXAS                                  1-3183                  75-039906

(State or other                (Commission File               (I.R.S. Employer
jurisdiction of                        Number)              Identification No.)
incorporation)

              Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
                   (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including Area Code - (214) 812-4600

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On July 30, 2003, TXU Corp. ("Company") announced that Brian N. Dickie, an Executive Vice President of the Company, had resigned in order to pursue an employment opportunity with a global investment firm located in London. Mr.Dickie also held positions with various other subsidiaries of the Company, including President of TXU Energy Company LLC, a wholly-owned subsidiary of TXU US Holdings Company. Mr. Dickie's responsibilities will be assumed by T. L. Baker, another Executive Vice President of the Company and Vice Chairman of Oncor Electric Delivery Company, a wholly-owned subsidiary of TXU US Holdings Company ("Oncor"), and of TXU Gas Company, a subsidiary of the Company ("TXU Gas"). Mr. Baker's responsibilities at Oncor and TXU Gas will be assumed by M.S. Greene, President of Oncor.

                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                   TXU CORP.


                       By: __/s/ David H. Anderson____________
                           Name: David H. Anderson
                           Title: Controller and Principal  Accounting Officer


Date:  July 30, 2003



                          TXU US HOLDINGS COMPANY


                       By: __/s/ David H. Anderson__________
                           Name: David H. Anderson
                           Title: Vice President and
                           Principal Accounting Officer


Date:  July 30, 2003



                           TXU GAS COMPANY


                        By: __/s/ David H. Anderson____________
                            Name: David H. Anderson
                            Title: Vice President and
                            Principal Accounting Officer

Date:  July 30, 2003

                      Oncor Electric Delivery Company


                        By: __/s/ David H. Anderson__________
                            Name: David H. Anderson
                            Title: Vice President and
                            Principal Accounting Officer

Date:  July 30, 2003